UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    August 30, 2006

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

3200 N.W. Yeon Ave. P.O. Box 10047 Portland, OR (Address of principal executive offices)	97296-0047 (Zip Code)

Registrant’s Telephone Number, Including Area Code      (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Schnitzer Steel Industries, Inc. (the “Company”) announced on August 30, 2006 that it has been notified by the Nasdaq Stock Market that the Company is in compliance with Nasdaq’s requirements for continued listing. Accordingly, the Company’s delisting hearing before the Nasdaq Listing Qualifications Panel is no longer necessary and has been cancelled.

A copy of the press release issued by the Company on August 30, 2006 announcing this notice from the Nasdaq Stock Market is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

99.1    Press Release of Schnitzer Steel Industries, Inc. issued on August 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: August 31, 2006	By:	/s/ Gregory J. Witherspoon
Name: Gregory J. Witherspoon
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on August 30, 2006.